CONVERTIBLE SUBORDINATED NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITY REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 13(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

                          CONVERTIBLE SUBORDINATED NOTE

Issuance Date: November 17, 2005                     Principal: U.S. $25,000,000

      FOR VALUE RECEIVED, DUNE ENERGY, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of ITERA HOLDINGS BV, a Netherlands company, or registered assigns ("Holder") the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to conversion, the "Principal"), as shall have been advanced from time to time from the Holder to the Company (as may be set forth in Schedule A to this Note), when due, whether upon the Maturity Date (as defined below), acceleration or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the rate set forth in Section 2 (the "Interest Rate"), from the date set out above as the Issuance Date (the "Issuance Date") until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion or otherwise (in each case in accordance with the terms hereof). This Convertible Subordinated Note (this "Note"), including all Convertible Subordinated Notes issued in exchange, transfer or replacement hereof, and convertible subordinated notes issued in connection with the payment of Interest as provided in Section 2 are, collectively, the "Notes". Reference to this "Note" and the "Notes" shall be used interchangeably in this Note where applicable. Certain capitalized terms are defined in Section 23.

      1. MATURITY. On the later of the Maturity Date or the date on which all of the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled , the Holder shall surrender this Note to the Company and the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges, if any. The Maturity Date shall be November 17, 2009 (the "Maturity Date").

      2. INTEREST; INTEREST RATE.

            (a) The Interest Rate shall be as follows: (a) commencing on the Issuance Date and continuing to (but not including) the first anniversary thereof, the rate per annum equal to eleven and one-half percent (11-1/2%); (b) with respect to the period commencing on the first anniversary of the Issuance Date and continuing to (but not including) the second anniversary date thereof, the rate per annum equal to twelve percent (12%); and (c) thereafter until the Term Loan of the holder of the Senior Credit Facility is paid in full at the rate per annum equal to twelve and one-half percent (12-1/2%). From the time the Term Loan of the holder of the Senior Credit Facility is paid in full until the Maturity Date, the rate per annum shall be equal to the Prime Rate plus five percent (5%) (but not to exceed the maximum rate of twelve percent (12%) per annum).

            (b) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the first day of each Calendar Quarter and on the Maturity Date during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an "Interest Date"). Interest shall be payable on each Interest Date as follows: (1) fifty percent (50%) of the Interest shall be paid in cash and (2) fifty percent (50%) shall be paid in convertible subordinated notes, each having the same terms and conditions of this Note, except that the principal amount of such convertible subordinated notes shall be the amount of interest which is the subject thereof and all payments thereunder shall be deferred until the Maturity Date. Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in accordance with Section 3(b)(i). From and after the occurrence of an Event of Default, the Interest Rate shall be 14%. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

      3. CONVERSION OF NOTES. This Note and any Notes issued for the payment of Interest shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 3.

            (a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) in increments of at least $100,000 of Principal (or such lesser amount if such amount represents the remaining Principal amount) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

            (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (as defined below) (the "Conversion Rate").

                  (i) "Conversion Amount" means the sum of (A) the portion of the Principal to be converted or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal and (C) accrued and unpaid Late Charges with respect to such Principal and Interest.

                  (ii) "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, and subject to adjustment as provided herein, the lesser of 2.5 times (X) $1.85 or
            (Y) the price per share of Common Stock sold by the Debtor in the first offering of its Common Stock after the Issuance Date.

            (c) Mechanics of Conversion.

                  (i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt pursuant to the form attached hereto as
            Exhibit II (the "Acknowledgement") of such Conversion Notice to the Holder and the Company's transfer agent (the "Transfer Agent"). On or before the second Business Day following the date of receipt of a

            Conversion Notice (the "Share Delivery Date"), the Company shall (X) credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the Note(s) is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of the Note(s) is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of the Note(s) and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of the Note(s) shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                  (ii) Company's Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is five Business Days after the Conversion Date (a "Conversion Failure"), then (A) the Company shall pay damages to the Holder for each date of such Conversion Failure in an amount equal to 1.0% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of the Note(s) that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise.

                  (iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of the Note(s) in accordance with the terms hereof, the Holder shall not be required to physically surrender the Note(s) to the Company unless (A) the full Conversion Amount represented by the Note(s) is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of the Note(s). The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Note(s) upon conversion.

      4. RIGHTS UPON EVENT OF DEFAULT.

            Event of Default. Each of the following events shall constitute an "Event of Default":

            (a) in the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled,, then the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of five consecutive Trading Days or for more than an aggregate of seven Trading Days in any 365-day period;

            (b) the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within twenty (20) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

            (c) the Company's failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under the Notes, the Term Loan Agreement or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least five Business Days;

            (d) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

            (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

            (f) in the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, then a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment;

            (g) any representation or warranty made or deemed made by or on behalf of the Company or in connection with this Note, the Notes related to the payment of Interest, the Term Loan Agreement, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby, shall prove to have been materially incorrect when made or deemed made;

            (h) any event or condition occurs that results in the Senior Obligations becoming due prior to its scheduled maturity or that enables or permits the holder or holders of the Senior Obligations or any trustee or agent on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause all of the Senior Obligations to become due, or to require the Redemption (as defined in the Credit Agreement) of all of the Senior Obligations or any offer to Redeem (as defined in the Credit Agreement) to be made in respect of all of the Senior Obligations, prior to its scheduled maturity or require the Company to make an offer in respect thereof; provided that to the extent that any such event or condition is cured or waived under the Senior Credit Facility, then such event or condition shall not constitute and Event of Default under this Note (in the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, the terms and conditions set forth in the Credit Agreement shall continue to be applicable and deemed incorporated herein by reference as if the Senior Obligations were still outstanding); or

            (i) the Company shall fail to observe or perform any covenant, condition or agreement contained in Sections 5 (so long as the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled), 6, 7 and 8 of this Note or any other provision of this Note not otherwise encompassed by Section 4 hereof, the Notes related to the payment of Interest, the Term Loan Agreement, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby to which the Holder is a party, except, in the case of a breach of a covenant or other term or condition which is curable, only if such breach continues for a period of at least twenty (20) consecutive Business Days.

      5. RIGHTS UPON CHANGE OF CONTROL.

            In the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, then the following shall apply:

            (a) Change of Control. Each of the following events shall constitute a "Change of Control":

                  (i) the consolidation, merger or other business combination
            (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

                  (ii) the sale or transfer of all or substantially all of the
            Company's assets; or

                  (iii) a purchase, tender or exchange offer made to and
            accepted by the holders of more than the 50% of the outstanding shares of Common Stock.

No sooner than 15 days nor later than 10 days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "Change of Control Notice"). (b) Assumption. Prior to the consummation of any Change of Control, the Company will secure from any Person purchasing the Company's assets or Common Stock or any successor resulting from such Change of Control (in each case, an "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding) to deliver to each Holder of Notes in exchange for such Notes, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder, and satisfactory to the holders of Notes representing at least a majority of the principal amount of the Notes then outstanding. In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding may elect to treat such Person as the Acquiring Entity for purposes of this Section 5(b).

            (c) Mandatory Prepayment Option. At any time during the period beginning after the Holder's receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least 10 days prior to a Change of Control, at any time on or after the date which is 10 days prior to a Change of Control and ending 10 days after the consummation of such Change of Control), the Holder may require the Company to pay the outstanding Principal and all accrued Interest and Late Charges in full.

      6. RIGHTS UPON OTHER CORPORATE EVENTS.

      Prior to the consummation of any recapitalization, reorganization, consolidation, merger, spin-off or other business combination (other than a Change of Control which shall be applicable in the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled) pursuant to which holders of Common Stock are entitled to receive securities or other assets with respect to or in exchange for Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event or
(ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

      7. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

      8. RESERVATION OF AUTHORIZED SHARES.

      (a) Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 125% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. Thereafter, the Company, so long as any of the Notes are outstanding, shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount"). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Notes based on the principal amount of the Notes held by each Holder at the time of Issuance Date or increase in the number of reserved shares, as the case may be (the "Authorized Share Allocation"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

            (b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized Share Failure"), then the Company shall as soon as practicable take all action reasonably necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

      9. SUBORDINATION TO SENIOR OBLIGATIONS.

            (a) The Company covenants and agrees, and the Holder likewise covenants and agrees, that this Note shall be issued subject to the provisions of this Section 9 and to the extent and in the manner hereinafter set forth in this Section 9, the indebtedness represented by this Note and the payment of the Principal and Interest and Late Charges thereon, fees, expenses or any other amounts in respect of this Note and the payment of the other obligations of the Company under the Term Loan Agreement ("Other Obligations") are hereby expressly made subordinate and junior and subject in right of payment to the prior payment in full or other satisfaction of the Senior Obligations of the Company now outstanding.

            (b) No Payment if Default in Senior Credit Facility. No payment on account of Interest (other than Interest payable under Section 2(b)(2) which may be paid at all times) on this Note and no other payment payable with respect to this Note (other than Principal which shall be governed by Section 9(d)) and no payment with respect to the Other Obligations shall be made by the Company, if at the time of such payment or immediately after giving effect thereto, a default or event of default exists in respect of the Senior Credit Facility (a "Senior Credit Facility Default"), unless and until such Senior Credit Facility Default shall have been cured or waived or shall have ceased to exist. The Company shall resume payments of Interest in respect of this Note (in addition to Interest payable under Section 2(b)(2) which may be paid at all times), including any past scheduled payments of Interest on this Note to which the Holder would have been entitled but for the provisions of this Section 9 in the case of a Senior Credit Facility Default, and any payment with respect to the Other Obligations within five (5) Business Days of the date upon which such Senior Credit Facility Default is cured or waived or ceases to exist (and if payment is made within such time period, any Event of Default with respect to such nonpayment shall be cured).

            (c) Payment upon Dissolution, Etc.

            In the event of any bankruptcy, insolvency, reorganization, receivership, composition, assignment for benefit of creditors or other similar proceeding initiated by or against the Company or any dissolution or winding up or total or partial liquidation or reorganization of the Company (being hereinafter referred to as a "Proceeding"), the Holder agrees that such Holder shall, upon request of the Senior Lender, and at such Senior Lender's own expense, take all reasonable actions (including but not limited to the execution and filing of documents and the giving of testimony in any Proceeding, whether or not such testimony could have been compelled by process) necessary to prove the full amount of all its claims in any Proceeding, and the Holder shall not waive any claim in any Proceeding without the written consent of such Senior Lender. If the Holder does not file a proper proof of claim or proof of debt in the form required in any Proceeding at least thirty (30) days before the expiration of the time to file such claim, the Senior Lender is hereby authorized to file an appropriate claim for and on behalf of the Holder.

The Holder shall retain the right to vote and otherwise act with respect to the claims under the Note(s) (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension); provided that the Holder shall not vote with respect to any such plan or take any other action in any way so as to (i) contest the validity of the Senior Obligations or any collateral therefor or guaranties thereof, (ii) contest the relative rights and duties of any of the lenders under the Senior Obligations established in any instruments or agreement creating or evidencing the Senior Obligations with respect to any of such collateral or guaranties, or (iii) contest the Holders' obligations and agreements set forth in this Section 9.

Upon payment or distribution to creditors in a Proceeding of assets of the Company of any kind or character, whether in cash, property or securities, all principal and interest due upon the Senior Obligations shall first be paid in full in cash before the Holder shall be entitled to receive or, if received, to retain any payment on account of the Note(s), and upon any such Proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled except for the provisions of this Section 9 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holder who shall have received such payment or distribution, directly to the Senior Lender (or its Administrative Agent) to the extent necessary to pay or otherwise satisfy the Senior Obligations in full after giving effect to any concurrent payment or distribution to or for the Senior Lender, before any payment or distribution is made to the Holder or any holders of the Notes.

            (d) Payments on Notes.

            Until all of the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, the Company shall not make any payments of Principal on the Note(s). Subject to Section 9(c) and the payments to be made pursuant to Section 2(b)(2) at all times, the Company may make regularly scheduled payments of any interest on the Note(s) and payments of any Other Obligations that are due and owing, if at the time of payment, and immediately after giving effect thereto, (i) there exists no Senior Credit Facility Default and (ii) the Company is not precluded from making payments under Section 9(c).

            (e) Certain Rights.

            Nothing contained in this Section 9 or elsewhere in this Note is intended to or shall impair, as among the Company, its creditors, including the Senior Lender and the Holder, the right, which is absolute and unconditional, of the Holder to convert or transfer this Note in accordance herewith.

            (f) Subrogation.

            Subject to payment in full in cash of the Senior Obligations, the rights of the Holder shall be subrogated to the rights of the Senior Lender to receive payments or distributions of the assets of the Company made on the Senior Obligations until all Principal and Interest on the Note(s) shall be paid in full in cash; and for purposes of such subrogation, no payments to the Senior Lender of any cash, property or securities to which the Holder would be entitled except for the subordination provisions of this Section 9 shall, as between the Holder and the Company and/or its creditors other than the Senior Lender, be deemed to be a payment on account of the Senior Obligations.

            (g) Rights of Holders Unimpaired.

            The provisions of this Section 9 are and are intended solely for the purposes of defining the relative rights of the Holder and the Senior Lender and nothing in this Section 9 shall impair, as between the Company and the Holder, the obligation of the Company, which is unconditional and absolute, to pay to the Holder the Principal thereof (and premium, if any) and Interest and Late Charges thereon, in accordance with the terms of the Note(s) and the Other Obligations in accordance with the terms of the Term Loan Agreement.

            (h) Holders of Senior Obligations.

            These provisions regarding subordination will constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, the Senior Obligations; such provisions are made for the benefit of the Senior Lender, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders have agreed in writing thereto. The holders of the Senior Obligations may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder and without impairing or releasing the subordination provisions of this Section 9, (i) subject to the limitations set forth herein, increase the amount of, change the manner, terms or place of payment of, or renew or alter, the Senior Obligations, or otherwise amend, modify, restate or supplement the same, (ii) sell, exchange or release any collateral mortgaged, pledged or otherwise securing the Senior Obligations, (iii) release any Person liable in any manner for the Senior Obligations and (iv) exercise or refrain from exercising any rights against the Company or any other Person. All rights of each Senior Lender hereunder, and all agreements and obligations of each of the Holder, and the Company hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any Senior Credit Document and (ii) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company in respect of the Senior Obligations, or the Holder or the Company, to the extent applicable, in respect of this Agreement.

            (i) Proceeds Held in Trust.

            In the event that notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise) prohibited by the provisions hereof shall be received by the Holder before the Senior Obligations are paid in full in cash, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of the, as their respective interests may appear, as calculated by the Company, for application to, or to be held as collateral for, the payment of the Senior Obligations remaining unpaid to the extent necessary to pay the Senior Obligations in full in cash after giving effect to any concurrent payment or distribution to or for the holders of such Senior Obligations.

            (j) Blockage of Remedies.

            The Holder will not commence or join with any creditor of the Company in asserting or commencing any proceedings to collect or enforce its rights hereunder or take any action to foreclose or realize upon the indebtedness hereunder (i) for a period beginning on the date of such Event of Default and ending on the date that is 180 days following the date that the Senior Lender is notified of such Event of Default or (ii) for a period during which the Senior Credit Facility has been accelerated or matured and remains unpaid, and the remedies of the Senior Lender for a default under the Senior Credit Facility are pursued by the Senior Lender during such period; provided, however, that until all of the Senior Obligations shall have been paid in full in cash, any payments, distributions or proceeds received by the Holder resulting from the exercise of any action to collect or enforce any right or remedy available to the Holder shall be subject to the terms of this Note; provided further that the foregoing provisions of this Section 9(j) shall not prevent or limit the Holder in any manner from pursuing any action or proceeding, for specific performance in connection with the circumstances giving rise to the Event of Default set forth in Section 4(b) hereof.

      10. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to the Delaware General Corporation Law, and as expressly provided in this Note.

      11. RANK; ADDITIONAL INDEBTEDNESS; LIENS.

            (a) Rank. All payments due under this Note (a) shall be subordinate in right of payment to the prior payment of the Senior Obligations as set forth in this Note and (b) shall be of equal rank to all other Indebtedness of the Company and its Subsidiaries, other than the Senior Obligations. In the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, this Note and all Notes issued as payment of Interest shall become Senior in rank to all other Indebtedness of the Company.

            (b) Incurrence of Senior Obligations. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness which shall rank senior to the Notes other than the Senior Obligations.

            (c) Existence of Liens. In the event the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled and so long as this Note is outstanding, the Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except (a) Liens the payment of any Indebtedness and the Secured Hedge Obligations and (b) Excepted Liens. All terms used in this Paragraph shall be as defined in the Credit Agreement, which terms are incorporated herein.

            (d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness, other than the Senior Obligations, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

      12. TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company or the Senior Lender.

      13. REISSUANCE OF THIS NOTE.

            (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 13(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 13(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) and this Section 13(a), following conversion of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

            (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 13(d)) representing the outstanding Principal.

            (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 13(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

            (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 13(a) or Section 13(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

      14. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.

            (a) In the case of an Event of Default, and any time thereafter during the continuance of such Event of Default, the Holder may, by notice to the Company, declare this Note and the Notes related to the payment of Interest to be due and payable in whole, and thereupon the Principal so declared to be due and payable, together with accrued Interest thereon and all fees and other obligations of the Company accrued hereunder and under the Notes related to the payment of Interest and under the Term Loan Agreement, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby to which the Holder is a party, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Company.

            (b) The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      15. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

      16. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

      17. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      18. DISPUTE RESOLUTION. In the case of a dispute as to the arithmetic calculation of the Conversion Rate, the Company shall submit the disputed arithmetic calculations via facsimile within one Business Day of receipt of the Conversion Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such calculation within one Business Day of such disputed arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the accountant to perform the calculations and notify the Company and the Holder of the results no later than five Business Days from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent demonstrable error.

      19. NOTICES; PAYMENTS.

            (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 7.10 of the Term Loan Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Change of Control, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

            (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing; provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or Interest or other amounts due under the Notes or the Term Loan Agreement which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of 14% per annum from the date such amount was due until the same is paid in full ("Late Charge").

      20. CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note and the Notes issued in connection with the payment of Interest have been paid in full, the Notes shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

      21. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of the Notes and the Term Loan Agreement.

      22. GOVERNING LAW. The Notes shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

      23. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

            (a) "Administrative Agent" means Standard Bank Plc, as Administrative Agent for the Revolving Lenders and the Term Lenders as defined in the Credit Agreement, together with its successors in such capacity.

            (b) "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            (c) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

            (d) "Calendar Quarter" means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

            (e) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

            (f) "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

            (g) "Credit Agreement" means the Credit Agreement dated as of November 17, 2005, among Dune Energy, Inc., Standard Bank Plc, as Administrative Agent, and Standard Americas, Inc., as Collateral Agent for the lenders described therein as amended, supplemented, increased, restated, replaced or otherwise modified from time to time.

            (h) "Equity Interest" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interest in a trust or other equity ownership interest in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

            (i) "Hedging Obligations" means any Swap Agreement that is between the Company or any Subsidiary and any Secured Swap Provider.

            (j) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) off-balance sheet liabilities retained in connection with asset securitization programs, synthetic leases, sale and leaseback transactions or other similar obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its subsidiaries, and (H) all indebtedness referred to in clauses (A) through (G) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (I) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (H) above.

            (k) "Issuance Date" means November 17, 2005.

            (l) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

            (m) "Post-Petition Interest" means interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding

            (n) "Prime Rate" means the rate per annum publicly announced by JP Morgan Chase, N.A. (and in the absence of such a rate announced by JP Morgan Chase, N.A., that announced by CitiBank, N.A.) at its principal office in New York City as its "Prime Rate" for lending to substantial commercial borrowers in the United States, which rate shall change when and as such announced "Prime Rate" shall change.

            (o) "Principal Market" means the American Stock Exchange.

            (p) "Secured Swap Provider" means any Person that (a) is a Senior Lender or any Affiliate of any Senior Lender, (b) becomes a party to a Swap Agreement with the Company or any of its Subsidiaries while such Person (or such Person's Affiliate) is a Senior Lender and (c) continues to be a Senior Lender while such Swap Agreement is in effect (e.g., except as provided below, a Senior Lender or its Affiliate, as applicable, ceases to be a Secured Swap Provider if such Senior Lender or Affiliate, as applicable, ceases to be a Senior Lender under the Senior Credit Facility), provided, however, that the requirement in this part (c) shall not apply to any Senior Lender (or Affiliate of a Senior Lender) that otherwise satisfies the requirements set forth in parts (a) and (b) of this definition, and such Senior Lender or Affiliate shall continue to be a Secured Swap Provider, if such Senior Lender or Affiliate, as applicable, is no longer a Senior Lender as a result of the purchase by Holder or its successors or assigns of the Indebtedness created under the Senior Credit Facility pursuant to that certain letter agreement, dated as of the date hereof, among Holder, the Administrative Agent and the Collateral Agent, as the same may be amended, restated or replaced from time to time.

            (q) "Senior Credit Documents" any document evidencing, securing or governing the Senior Obligations.

            (r) "Senior Credit Facility" means (i) the Credit Agreement, and
(ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that extends, replaces, increases, refinances or refunds in whole or in part the indebtedness and other obligations outstanding under the Credit Agreement or any other agreement, note, indenture or instrument referred to in this clause (ii) unless
(A) such agreement, note, indenture or instrument expressly provides that it is not intended to be and is not a Senior Credit Facility hereunder or (B) such agreement, note, indenture or instrument or any of the indebtedness or obligations evidenced thereby or created thereunder constitutes indebtedness evidenced by this Note. Any reference to the Senior Credit Facility hereunder shall be deemed a reference to any Senior Credit Facility then extant.

            (s) "Senior Obligations" means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to each Senior Credit Facility, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the Senior Credit Facility, (iii) all Hedging Obligations of the Company or any Subsidiary, (iv) all fees, expenses, costs and other amounts payable from time to time pursuant to the Senior Credit Facility including, but not limited to, fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise.

            (t) "Senior Lender" means the lenders and holders described in the Senior Credit Facility, together with their successors and assigns in such capacity.

            (u) "Subsidiary" means (a) any Person of which at least a majority of the outstanding Common Stock or other Equity Interest having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time the Common Stock or other Equity Interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries and (b) any partnership of which the Company or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary' shall mean a subsidiary of the Company.

            (v) "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement.

            (w) "Term Loan Agreement" means the Term Loan Agreement dated as of November 17, 2005, between Dune Energy, Inc., and the Holder.

            (x) "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York Time).

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

                                               DUNE ENERGY, INC.


                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title: President

                                                                       EXHIBIT I

                                DUNE ENERGY, INC.
                                CONVERSION NOTICE

Reference is made to the Convertible Subordinated Note (the "Note") issued to the undersigned by Dune Energy, Inc. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company as of the date specified below.

      Date of Conversion:
                          ------------------------------------------------------

      Aggregate Conversion Amount to be converted:
                                                   -----------------------------

Please confirm the following information:
                                          --------------------------------------

      Conversion Price:
                        --------------------------------------------------------

      Number of shares of Common Stock to be issued:
                                                     ---------------------------

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

      Issue to:
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

      Facsimile Number:
                        --------------------------------------------------------

      Authorization:
                     -----------------------------------------------------------

            By:
                ----------------------------------------------------------------

                                             Title:
                                                    ----------------------------

Dated:
       -------------------------------------------------------------------------

      Account Number:
                      ----------------------------------------------------------
      (if electronic book entry transfer)

      Transaction Code Number:
                               -------------------------------------------------
      (if electronic book entry transfer)

                                                                      EXHIBIT II

                                 ACKNOWLEDGMENT

      The Company hereby acknowledges this Conversion Notice and hereby directs Transfer Agent to issue the above indicated number of shares of Common Stock in accordance with the Conversion Notice dated ____________________ from the Company.

                                             DUNE ENERGY, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                   SCHEDULE A

                         SCHEDULE OF PRINCIPAL ADVANCES

              Advance Date                         Principal Amount
              ------------                         ----------------

              March 30, 2005                          $5,000,000
              June 23, 2005                           $1,500,000
              August 12, 2005                         $2,000,000
              ______________                         ____________
              ______________                         ____________
              ______________                         ____________
              ______________                         ____________

The Holder may (but shall not be obligated to) fill in the blanks as Principal is advanced and the Company shall be bound by the accurateness thereof.